Clough Global Dividend and Income Fund N-CSRS

Exhibit 99.(13)(c)

CLOUGH GLOBAL DIVIDEND AND INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/November 30, 2023 - On November 30, 2023, the Clough Global Dividend and Income Fund (NYSE American: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0597 per share to shareholders of record at the close of business on November 17, 2023.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00642	10.75%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.05328	89.25%
Total (per common share)	0.05970	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.00642	10.75%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.05328	89.25%
Total (per common share)	0.05970	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2022 through 10/31/2023)
Annualized Distribution Rate as a Percentage of NAV^	12.16%
Cumulative Distribution Rate on NAV^+	1.01%
Cumulative Total Return on NAV*	-8.45%

Average Annual Total Return on NAV for the 5 Year Period Ending 10/31/2023**	-1.95%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of October 31, 2023.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2023 through November 30, 2023.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2022 through October 31, 2023.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL DIVIDEND AND INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/December 29, 2023 - On December 29, 2023, the Clough Global Dividend and Income Fund (NYSE American: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0597 per share to shareholders of record at the close of business on December 22, 2023.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.01306	21.88%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.04664	78.12%
Total (per common share)	0.05970	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.01948	16.31%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.09992	83.69%
Total (per common share)	0.11940	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2023 through 11/30/2023)
Annualized Distribution Rate as a Percentage of NAV^	11.61%
Cumulative Distribution Rate on NAV^+	1.94%
Cumulative Total Return on NAV*	5.97%

Average Annual Total Return on NAV for the 5 Year Period Ending 11/30/2023**	-1.28%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of November 30, 2023.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2023 through December 31, 2023.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2023 through November 30, 2023.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL DIVIDEND AND INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/January 31, 2024 - On January 31, 2024, the Clough Global Dividend and Income Fund (NYSE American: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0526 per share to shareholders of record at the close of business on January 19, 2024.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00501	9.52%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.04759	90.48%
Total (per common share)	0.05260	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.02449	14.24%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.14751	85.76%
Total (per common share)	0.17200	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2023 through 12/31/2023)
Annualized Distribution Rate as a Percentage of NAV^	9.99%
Cumulative Distribution Rate on NAV^+	2.72%
Cumulative Total Return on NAV*	9.80%

Average Annual Total Return on NAV for the 5 Year Period Ending 12/31/2023**	0.73%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of December 31, 2023.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2023 through
January 31, 2024.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2023 through December 31, 2023.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL DIVIDEND AND INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/February 29, 2024 - On February 29, 2024, the Clough Global Dividend and Income Fund (NYSE American: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0526 per share to shareholders of record at the close of business on February 16, 2024.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00165	3.14%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.05095	96.86%
Total (per common share)	0.05260	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.02614	11.64%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.19846	88.36%
Total (per common share)	0.22460	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2023 through 1/31/2024)
Annualized Distribution Rate as a Percentage of NAV^	9.89%
Cumulative Distribution Rate on NAV^+	3.52%
Cumulative Total Return on NAV*	11.91%

Average Annual Total Return on NAV for the 5 Year Period Ending 1/31/2024**	0.18%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of January 31, 2024.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2023 through
February 29, 2024.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2023 through January 31, 2024.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL DIVIDEND AND INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/March 28, 2024 - On March 28, 2024, the Clough Global Dividend and Income Fund (NYSE American: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0526 per share to shareholders of record at the close of business on March 15, 2024.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.01099	20.89%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.04161	79.11%
Total (per common share)	0.05260	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.03713	13.39%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.24007	86.61%
Total (per common share)	0.27720	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2023 through 2/29/2024)
Annualized Distribution Rate as a Percentage of NAV^	9.65%
Cumulative Distribution Rate on NAV^+	4.24%
Cumulative Total Return on NAV*	15.80%

Average Annual Total Return on NAV for the 5 Year Period Ending 2/29/2024**	0.45%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of February 29, 2024.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2023 through
March 31, 2024.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2023 through February 29, 2024.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com

CLOUGH GLOBAL DIVIDEND AND INCOME FUND SECTION 19(a) NOTICE

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

Denver, CO/ACCESSWIRE/April 30, 2024 - On April 30, 2024, the Clough Global Dividend and Income Fund (NYSE American: GLV) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0526 per share to shareholders of record at the close of business on April 19, 2024.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)%
Net Investment Income	0.00814	15.48%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.04446	84.52%
Total (per common share)	0.05260	100.00%
Fiscal Year-to-Date Cumulative Distributions from:

	Per Share ($)%
Net Investment Income	0.04527	13.73%
Net Realized Short-Term Capital Gain	0.00000	0.00%
Net Realized Long-Term Capital Gain	0.00000	0.00%
Return of Capital or other Capital Source	0.28453	86.27%
Total (per common share)	0.32980	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2023 through 3/31/2024)
Annualized Distribution Rate as a Percentage of NAV^	9.38%
Cumulative Distribution Rate on NAV^+	4.90%
Cumulative Total Return on NAV*	20.28%

Average Annual Total Return on NAV for the 5 Year Period Ending 3/31/2024**	0.90%

Past performance is not indicative of future results.

^ Based on the Fund’s NAV as of March 31, 2024.

+Cumulative distribution rate is based on distributions paid to date for the period November 1, 2023 through
April 30, 2024.

*Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, for the period November 1, 2023 through March 31, 2024.

**The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and that all rights in the Fund’s rights offering were exercised, as of the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment. The Fund’s distribution policy is subject to modification by the Board of Trustees at any time. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

Contact Info:

Website: https://www.cloughcefs.com/

Email: cloughclientinquiries@paralel.com